Exhibit 10.2

WAIVER AND FIRST AMENDMENT

THIS WAIVER AND FIRST AMENDMENT, dated as of July 17, 2013 (this “First Amendment”), to the Credit Agreement, dated as of August 22, 2012 (as the same may from time to time be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among VOYETRA TURTLE BEACH, INC., a Delaware corporation (the “Borrower”), VTB HOLDINGS, INC., a Delaware corporation (“Holdings”), the various financial institutions and other Persons from time to time party thereto (the “Lenders”) and PNC BANK, NATIONAL ASSOCIATION (“PNC”), as administrative agent and collateral agent for the lenders (in such capacity, the “Agent”).

The Obligors hereby request that the Agent and the Required Lenders agree to the amendments and waivers provided for in this First Amendment and the Agent and each of the Required Lenders is willing to agree to the waivers and amendments pursuant to the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing and the agreements, provisions and covenants herein contained, the parties to this First Amendment hereby agree, on the terms and subject to the conditions set forth herein, as follows:

Section 1. Definitions. Unless otherwise specifically defined herein, each term used herein that is defined in the Credit Agreement shall have the meaning assigned to such term in the Credit Agreement.

Section 2. Waiver. Pursuant to Section 9.2 of the Credit Agreement, the Borrower shall not permit the Fixed Charge Coverage Ratio for any Rolling Period to be less than 1.20 to 1.0. The Fixed Charge Coverage Ratio for the Fiscal Year ended December 31, 2012 is less than 1.20 to 1.0, which constitutes an Event of Default under Section 11.1(c) of the Credit Agreement (the “Current Violation”). The Borrower has requested that the Lenders waive the Event of Default that has occurred under Section 11.(c) of the Credit Agreement as a result of the Current Violation. Effective as of the First Amendment Effective Date (as defined below), and subject to the terms and conditions set forth in this First Amendment, the Lenders hereby waive the Event of Default that exists under Section 11.1(c) of the Credit Agreement that has occurred solely as a result of the Current Violation.

Section 3. Amendments.

(a) Section 1.1 of the Credit Agreement is hereby amended to add the following new definition in alphabetical order:

“Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute.

(b) The definition of “Revolving Loan Commitment Amount” in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Revolving Loan Commitment Amount” means a maximum principal amount of $28,000,000 or, upon receipt by the Borrower of net cash proceeds in excess of $10,000,000 from the issuance of Subordinated Debt to the extent permitted hereunder on or before August 30, 2013, $55,000,000, as such amount may be permanently reduced from time to time pursuant to Section 2.2.

(c) The definition of “Subordinated Debt” in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Subordinated Debt” means any Indebtedness that has been subordinated to the prior payment in full of the Obligations pursuant to a written agreement or written terms acceptable to the Agent in its sole discretion. Notwithstanding the foregoing, (i) the Subordinated Debt shall be provided by a Person acceptable to the Agent, (ii) the Subordinated Debt shall be made pursuant to terms and documentation acceptable to the Agent, and shall not (A) mature prior to the first anniversary of, or in the case of a lender which is not an Affiliate of the Borrower, prior to 180 days after, the later of the Term Loan Maturity Date and the Revolving Loan Termination Date, (B) require any cash principal payments or cash interest payments prior to the first anniversary of, or in the case of a lender which is not an Affiliate of the Borrower, prior to 180 days after, the later of the Term Loan Maturity Date and the Revolving Loan Termination Date, (C) be secured by any Lien unless the Subordinated Debt is payable to a lender which is not an Affiliate of the Borrower and any lien is fully subordinated to the Liens of the Agent and the Lenders, and (D) be guaranteed by any Person unless such Person guarantees the Obligations, and (iii) the subordination agreement governing the Subordinated Debt shall provide a permanent standstill.

(d) Section 7.2(b) of the Credit Agreement is hereby amended by replacing the phrase “one hundred twenty (120) days after the end of each Fiscal Year” with “one hundred twenty (120) days after the end of each Fiscal Year (or, solely in the case of Fiscal Year 2012, two hundred forty-two (242) days after the end of such Fiscal Year)”.

(e) Section 9.2 of the Credit Agreement is hereby amended by inserting the following at the end thereof:

Notwithstanding anything set forth herein to the contrary, the parties hereby acknowledge and agree that the financial covenant set forth in this Section 9.2 shall not apply solely with respect to the Fiscal Quarter ended June 29, 2013; provided that the compliance certificate delivered in accordance with Section 7.2 with respect to such period shall include a calculation of the financial covenant set forth in this Section 9.2 of the Credit Agreement but solely for informational purposes. For the avoidance of doubt, the Borrower shall be required to comply with the financial covenant set forth in this Section 9.2 for the quarter ended September 28, 2013 and all such periods thereafter.

(f) A new Section 9.4 is hereby inserted after Section 9.3 of the Credit Agreement as follows:

Section 9.4 Minimum EBITDA. The Borrower shall not permit EBITDA for the twelve-month period ending on June 29, 2013 to be less than $37,000,000.

(g) Section 10.2(b) of the Credit Agreement is hereby amended and restated in its entirety as follows:

(b) to the extent initially incurred on or before August 30, 2013, Subordinated Debt in an aggregate principal amount at any time outstanding not to exceed $15,000,000; provided that such Subordinated Debt (i) is on terms and conditions satisfactory to the Agent in its sole discretion and (ii) is provided by the Sponsor or a third party satisfactory to the Agent in its sole discretion;

(h) Section 10.3 of the Credit Agreement is hereby amended by (i) inserting a new clause (o) of such definition that reads “Liens incurred in connection with Subordinated Debt permitted by Section 10.2(b) to the extent such Liens are permitted pursuant to the subordination agreement applicable to such Subordinated Debt;” and (ii) renaming the existing clauses (o) and (p) of such definition as (p) and (q), respectively.

(i) A new Section 13.24 is hereby inserted after Section 13.23 of the Credit Agreement as follows:

Section 13.24 Hedging Obligations. Notwithstanding any provision hereof or in any other Credit Document to the contrary, in the event that any Obligor is not an “eligible contract participant” as such term is defined in Section 1(a)(18) of the Commodity Exchange Act, as amended, at the time (i) any transaction is entered into under any Secured Hedging Agreement or (ii) such Person becomes an Obligor hereunder, and the effect of the foregoing would be to render any Guaranty Obligations of such Person violative of the Commodity Exchange Act, none of the Obligations, the Secured Obligations (as defined in any Security Agreement or Pledge Agreement) and the Guaranteed Indebtedness (as defined in any Guaranty Agreement) of such Person shall include (x) in the case of clause (i) above, such transaction and (y) in the case of clause (ii) above, any transactions outstanding under any Secured Hedging Agreement as of the date such Person becomes an Obligor hereunder.

Section 4. Representations and Warranties. Each Obligor represents and warrants to the Agent and each Lender that:

(a) such Obligor has the legal power and authority to execute and deliver this First Amendment;

(b) after giving effect to this First Amendment, no Default or Event of Default exists under the Credit Agreement, nor will any occur immediately after the execution and delivery of this First Amendment or by the performance or observance of any provision hereof, nor will any occur immediately after the effectiveness of this First Amendment; and

(c) such Obligor has no claim or offset against, or defense or counterclaim to, any obligations or liabilities of such Obligor under the Credit Agreement or any other Credit Document.

Section 5. Effectiveness.

(a) Conditions to Effectiveness. The effectiveness of this First Amendment is subject to the satisfaction of the following conditions precedent:

(i) the Agent shall have received counterparts of this First Amendment that, when taken together, bear the signatures of the Obligors, the Agent and the Required Lenders;

(ii) after giving effect to this First Amendment, (A) there shall exist no Default or Event of Default and (B) all representations and warranties of the Obligors contained herein or in the other Credit Documents shall be true and correct in all material respects with the same effect as though such representations and warranties had been made on and as of the First Amendment Effective Date, except to the extent that such representations and warranties expressly relate to an earlier specified date, in which case such representations and warranties shall have been true and correct in all material respects as of the date when made;

(iii) the Agent shall have received (A) for the benefit of the Lenders, the fees required to be paid by the Borrower pursuant to Section 6 below, (B) for the benefit of PNC Capital Markets LLC (the “Lead Arranger”), the fees required to be paid by the Borrower pursuant to the Waiver and First Amendment Fee Letter, dated as of July 17, 2013, among the Agent, the Lead Arranger and the Borrower, (C) all documented out-of-pocket expenses (including reasonable fees and disbursements of counsel to the Agent) in connection with the preparation, negotiation and effectiveness of this First Amendment and the other documents being executed or delivered in connection herewith, and (D) any other amounts due and payable by the Borrower hereunder or under the Credit Agreement on or prior to the First Amendment Effective Date; and

(iv) the Agent shall have received such additional documents, instruments and information as the Agent may reasonably request to effect the transactions contemplated hereby.

(b) First Amendment Effective Date. This First Amendment shall be effective on the date upon which the conditions precedent set forth in Section 5(a) above are satisfied (the “First Amendment Effective Date”).

Section 6. Fees. As consideration for the waivers and amendments to the Credit Agreement contemplated by this First Amendment, the Borrower shall pay to the Agent, for the benefit of each Lender party hereto, an amendment fee in an amount equal to 12.5 basis points times the amount of such Lender’s Commitment, which amendment fee shall be fully earned and be due and payable on the First Amendment Effective Date.

Section 7. Waiver. Each Obligor, by signing below, hereby waives and releases the Agent and each of the Lenders and their respective Affiliates from any and all claims, offsets, defenses and counterclaims of which such Obligor is aware, such waiver and release being with full knowledge and understanding of the circumstances and effect thereof and after having consulted legal counsel with respect thereto.

Section 8. Entire Agreement. This First Amendment, together with the Credit Agreement and the other Credit Documents, integrate all the terms and conditions mentioned herein or incidental hereto and supersede all oral representations and negotiations and prior writings with respect to the subject matter hereof.

Section 9. Effect of First Amendment. Except as expressly set forth herein, this First Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, amend, or otherwise affect the rights and remedies of the Lenders or the Agent under the Credit Agreement or any other Credit Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Credit Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Obligor to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Credit Document in similar or different circumstances. This First Amendment shall apply and be effective with respect to the matters expressly referred to herein. After the First Amendment Effective Date, any reference to the Credit Agreement shall mean the Credit Agreement with such waivers and amendments effected hereby. This First Amendment shall constitute a “Credit Document” for all purposes of the Credit Agreement and the other Credit Documents.

Section 10. GOVERNING LAW. THIS FIRST AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARDING TO PRINCIPLES OF CONFLICTS OF LAWS

(OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW). TO THE FULLEST EXTENT PERMITTED BY LAW, EACH OBLIGOR HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVES ANY CLAIM TO ASSERT THAT THE LAW OF ANY JURISDICTION OTHER THAN THE STATE OF NEW YORK GOVERNS THIS FIRST AMENDMENT OR ANY OF THE OTHER CREDIT DOCUMENTS.

Section 11. JURY TRIAL WAIVER. EACH OF THE PARTIES TO THIS FIRST AMENDMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS FIRST AMENDMENT OR ANY OF THE OTHER CREDIT DOCUMENTS (INCLUDING, WITHOUT LIMITATION, ANY AMENDMENTS, WAIVERS OR OTHER MODIFICATIONS RELATING TO ANY OF THE FOREGOING), OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

Section 12. Counterparts. This First Amendment may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract. Delivery of an executed signature page of this First Amendment by facsimile transmission or e-mail shall be effective as delivery of a manually executed counterpart hereof.

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IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed as of the day and year first written above.

PNC BANK, NATIONAL ASSOCIATION, as a Lender and as the Agent

By:	/s/ Keven Larkin
Name:	Keven Larkin
Title:	Vice President

SILICON VALLEY BANK, as a Lender

By:
Name:
Title:

CITIBANK, N.A., as a Lender

By:
Name:
Title:

NATIONAL PENN BANK, as a Lender

By:
Name:
Title:

SUMITOMO MITSUI BANKING CORPORATION, as a Lender

By:
Name:
Title:

FIRST NIAGARA BANK, N.A., as a Lender

By:
Name:
Title:

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed as of the day and year first written above.

PNC BANK, NATIONAL ASSOCIATION, as a Lender and as the Agent

By:
Name:
Title:

SILICON VALLEY BANK, as a Lender

By:	/s/ Michael Shuhy
Name:	Michael Shuhy
Title:	Vice President

CITIBANK, N.A., as a Lender

By:
Name:
Title:

NATIONAL PENN BANK, as a Lender

By:
Name:
Title:

SUMITOMO MITSUI BANKING CORPORATION, as a Lender

By:
Name:
Title:

FIRST NIAGARA BANK, N.A., as a Lender

By:
Name:
Title:

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed as of the day and year first written above.

PNC BANK, NATIONAL ASSOCIATION, as a Lender and as the Agent

By:
Name:
Title:

SILICON VALLEY BANK, as a Lender

By:
Name:
Title:

CITIBANK, N A., as a Lender

By:	/s/ Brian G. Williams
Name:	Brian G. Williams
Title:	S.V.P

NATIONAL PENN BANK, as a Lender

By:
Name:
Title:

SUMITOMO MITSUI BANKING CORPORATION, as a Lender

By:
Name:
Title:

FIRST NIAGARA BANK, N.A., as a Lender

By:
Name:
Title:

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed as of the day and year first written above.

PNC BANK, NATIONAL ASSOCIATION, as a Lender and as the Agent

By:
Name:
Title:

SILICON VALLEY BANK, as a Lender

By:
Name:
Title:

CITIBANK, N.A., as a Lender

By:
Name:
Title:

NATIONAL PENN BANK, as a Lender

By:	/s/ Alfred J. Doody
Name:	Alfred J. Doody
Title:	Vice President

SUMITOMO MITSUI BANKING CORPORATION, as a Lender

By:
Name:
Title:

FIRST NIAGARA BANK, N.A., as a Lender

By:
Name:
Title:

SUMITOMO MITSUI BANKING CORPORATION, as a Lender

By:	/s/ Masaki Sone

Name:	Masaki Sone
Title:	Managing Director

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed as of the day and year first written above.

PNC BANK, NATIONAL ASSOCIATION, as a Lender and as the Agent

By:
Name:
Title:

SILICON VALLEY BANK, as a Lender

By:
Name:
Title:

CITIBANK, N.A., as a Lender

By:
Name:
Title:

NATIONAL PENN BANK, as a Lender

By:
Name:
Title:

SUMITOMO MITSUI BANKING CORPORATION, as a Lender

By:
Name:
Title:

FIRST NIAGARA BANK, N.A., as a Lender

By:	/s/ Troy Jellerette
Name:	Troy Jellerette
Title:	Vice President

TRISTATE CAPITAL BANK, as a Lender

By:	/s/ Ellen S. Frank
Name:	Ellen S. Frank
Title:	Senior Vice president

TD BANK, N.A., as a Lender

By:
Name:
Title:

M&T BANK, as a Lender

By:
Name:
Title:

TRISTATE CAPITAL BANK, as a Lender

By:
Name:
Title:

TD BANK, N.A., as a Lender

By:	/s/ Robert Ehrlich
Name:	Robert Ehrlich
Title:	Vice President

M&T BANK, as a Lender

By:
Name:
Title:

TRISTATE CAPITAL BANK, as a Lender

By:
Name:
Title:

TD BANK, N.A., as a Lender

By:
Name:
Title:

M&T BANK, as a Lender

By:	/s/ Chris Tesla
Name:	Chris Tesla
Title:	Vice President

VOYETRA TURTLE BEACH, INC.
VTB HOLDINGS, INC.

By:	/s/ Bruce Murphy
Name:	Bruce Murphy
Title:	CFO